[***]     Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.5(b)

Amendment No. 19

This Amendment No. 19 (this “Amendment”) is entered into as of September 25, 2024, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).
WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, the Seller notified or otherwise indicated to the Buyer of delays to the delivery of certain Aircraft [***];

WHEREAS, the Seller notified or otherwise indicated to the Buyer of delays to the delivery of certain Aircraft [***];

WHEREAS, the Buyer has requested and the Seller has agreed to defer the Scheduled Delivery Month or Scheduled Delivery Quarter of certain Aircraft (the “Deferrals”);

WHEREAS, the Buyer and the Seller have each executed those certain “Side Letter Agreement to the Purchase Agreement”, [***] relating to the Delivery of certain Aircraft (the “Delivery Letter Agreements”); and
WHEREAS, the Parties wish to amend certain terms of the Agreement including the delivery schedule of certain Aircraft pursuant to the terms and conditions of this Amendment;
NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

1.SALE AND PURCHASE & AIRCRAFT TYPE CONVERSION
1.1[***] A320 Incremental Aircraft identified in Clause 9.1 of the Agreement as Aircraft Ranks 157, 162, 169, 171, 172, 174, 175, 177, 178, 180, 181, 183, 184, 185, 191, 192,
194, 195, 202, 203, 204 and 206 and such Aircraft are hereby converted from A320 Incremental Aircraft to A321 Incremental Aircraft and such conversions shall be effective from the date of this Amendment (each, an “Amendment 19 Converted A321 Aircraft”).

1.2Clause 1 of the Agreement is deleted in its entirety and replaced with the following quoted text [***]:

“1.1 The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of three hundred five (305) Aircraft, consisting of eighty (80) A320 Backlog Aircraft, twenty-seven (27) A320 Incremental Aircraft, one hundred seven (107) A321 Incremental Aircraft and ninety-one (91) A321 Supplemental Aircraft, from the Seller, subject to the terms and conditions contained in this Agreement.
1.2 [***]

2.DELIVERY SCHEDULE
2.1The parties agree the delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Appendix B.

3.PREDELIVERY PAYMENTS
3.1Clause 5.3.2(b) of the Agreement is amended to add the following to the end thereof:

“[***]”

3.2Solely with respect to Aircraft that are not subject to that certain Amended and Restated Assignment and Assumption Agreement dated August 11, 2023 among the Buyer, the Seller and Vertical Horizons, Ltd., as a result of the changes made to the Agreement pursuant to Paragraphs 1 and 2.1 of this Amendment and in accordance with Clause 5.3.3 of the Agreement, the Buyer shall pay to the Seller on the date hereof Predelivery Payments in an amount totaling to [***].

4.SELLER PRICE REVISION FORMULA
4.1Subject to Paragraphs 4.3 and 5.6 below, for the Aircraft identified in Appendix A,

(i)[***]; and

(ii)[***]; and

(iii)[***]

Subject to Paragraphs 4.3 and 5.6 below, [***]

4.2Subject to Paragraphs 4.3 and 5.6 below, in respect of Aircraft identified in Appendix A and [***]:
(i)[***], or

(ii)[***], and

(iii)[***]

[***]

4.3(A) [***]

(B) [***]

4.4Paragraph 6.2(b) of the Third Amended and Restated Letter Agreement No. 2, dated as of November 13, 2021, is hereby amended by (A) replacing the first occurrence of [***] with [***] and (B) replacing the last sentence thereof with the following:

[***]

4.5Paragraph 6.2(b) of the Third Amended and Restated Letter Agreement No. 2, dated November 3, 2021, is hereby amended by inserting the following immediately after Paragraph 6.2(b)(iv):

    [***]

4.6Paragraph 6.3 of the Third Amended and Restated Letter Agreement No. 2 is hereby amended to replace each reference to “6.1(iv) or 6.2(b)(iv)” with “6.2(b)(iv) and/or 6.2(b)(z)“.

5.[***]
5.1Subject to Paragraphs 5.5 and 5.6 below, for each of the Aircraft identified in Clause 9.1 of the Agreement as Aircraft Ranks 105, 111, 114, 117, 118, 119, 120,
121, 123, 124, 126, 130 131, 132, 133, 134, 135, 136, 137, 138, 139, 140, 141,
142, 145, 148, 151, 153, 160 and 164, [***]:

(i)for Aircraft Ranks 105, 111, 114, 117, 119, 120, 121, 124, and 130,
[***]; and

(ii)for Aircraft Ranks 118, 123, 126, 131, 132, 133, 134, 135, 136, 137, 138,
139, 140, 141, 142, 145, 148, 151, 153, 160 and 164, [***].

[***]

In respect to the Aircraft for which [***] is to be

provided pursuant to Paragraph 5.1 above, Clause 11.1(a) of the Agreement is hereby amended by replacing [***] with the following:

(a)[***] for Aircraft listed in Paragraph 5.1(i) above, or

(b)[***] for Aircraft listed in Paragraph 5.1(ii) above.
5.2Subject to Paragraph 5.6 below, [***]

If any or all of the Aircraft identified in Clause 9.1 of the Agreement as Aircraft Ranks 105, 111, 114, 117, 118, 119, 120, 121, 123, 124, 126, 130, 131, 132, 133,
134, 135, 136, 137, 138, 139, 140, 141, 142, 145, 148, 151, 153, 160 and 164 are
[***]

5.3As a result of the [***]

5.4[***]

5.5[***] including pursuant to Clause 3.1 of Second Amended and Restated Letter Agreement No. 3, dated October 9, 2019, Paragraph 5.1 and 5.3 above will not be applied to such Aircraft.
5.6[***]
6.PROPULSION SYSTEMS
Clause 2.3.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“2.3.5 As of the date of Amendment 19 the Buyer has not selected the propulsion system or Propulsion System Manufacturer for the Supplemental Aircraft. The Buyer shall notify the Seller in writing of its selection of the Propulsion System for [***]

7.COMPLIANCE, SANCTIONS AND EXPORT CONTROL
7.1Clause 22.4 of the Agreement is deleted in its entirety and replaced with the following:
“22.4.1 International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof specifically including all waivers, releases and remunerations by the Buyer set out herein.
1.1.2COMPLIANCE

Each party shall, [***] comply (and shall ensure that its directors, officers, agents, employees and Affiliates comply) with the Laws and the Sanctions and Export Control Laws as well as with its obligations under this Clause 22.4.2.

[***] any information that the [***] may reasonably request from time to time in order to comply with its KYC Procedures (including information relating to the [***] corporate structure and ultimate beneficial ownership, and the Buyer’s sources of financing [***]).
Each party hereby represents and warrants to the other that neither it nor any of its Affiliates has, as at the date hereof, paid, given, offered or received or agreed to pay, give, offer or receive any illegal benefit (including in the form of any fee, commission, payment, salary, sponsorship, gift or other consideration) to and/or from any natural or legal person in connection with the entering into or the performance of this Agreement (an “Improper Benefit”).

Each party undertakes that it will not pay, give, offer or receive or agree to pay, give, offer or receive any Improper Benefit.

The parties hereby agree that if, in relation to this Agreement, a party is found guilty of, or admits to, or enters into a settlement relating to, in each case, granting or receiving an Improper Benefit further to legal proceedings under any ABC Laws in respect of an Improper Benefit, the other party may suspend its performance under this Agreement without any liability towards the first party [***].

1.1.3SANCTIONS AND EXPORT CONTROL
Each party represents to the other as at the date hereof neither it nor any of its Affiliates is a Sanctioned Person and undertakes at all times to conduct its business in compliance with all applicable Sanctions and Export Control Laws.
If, at any time following the signature of this Agreement, (i) a party or any of its Affiliates becomes a Sanctioned Person or (ii) the performance of a party’s obligations under this Agreement would constitute a breach of Sanctions and Export Control Laws (each a “Sanctions Event”), then the affected party shall promptly notify the other party and the parties shall, to the extent permitted by applicable Sanctions and Export Control Laws, consult with each other with a view to mitigating the effects of such Sanctions Event. During such consultation:

a)in the case of paragraph (i) above, the party that has not become a Sanctioned Person; and

b)in the case of paragraph (ii) above, the party whose performance under this Agreement would constitute a breach of Sanctions and Export Control laws, shall, in each case, have the right to suspend the performance of its obligations under this Agreement at any time following the occurrence of a Sanctions Event and for so long as the occurrence of the Sanctions Event shall continue.

If performance of the obligations of the parties cannot be lawfully resumed within a period of [***] after the occurrence of a Sanctions Event which is continuing, then such party may terminate this Agreement at any time without any liability towards the other party, upon notice to the other party.

The Buyer undertakes that, unless authorised by applicable Sanctions and Export Control Laws, it will not knowingly directly or indirectly sell, import, export, re- export, lease, sublease or operate the Aircraft (a) to or in any country which is the subject of commercial, economic or financial restrictions pursuant to any applicable Sanctions and Export Control Laws and/or (b) to any Sanctioned Person.”

7.2The following definitions shall be added in alphabetical order to Clause 0 of the Agreement;

ABC Laws - means [***].

KYC Procedures - means any applicable “know your customer” due diligence, including, anti-money laundering, anti-corruption, anti-bribery, counter terrorism financing, sanctions or other similar checks and procedures, whether resulting from any internal requirement of the Seller [***] or from the operation of any ABC Laws and/or Sanctions and Export Control Laws.

Sanctions Authority - means, individually and collectively, the Government of the United States of America (including, without limitation, the U.S. Department of State, the U.S. Department of Commerce and the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury), the Security Council of the United

Nations, the European Union (or any of its member states), the United Kingdom or the government of any country with jurisdiction over the Seller or the Buyer.

Sanctions Event - has the meaning set out in Clause 22.4.3.

Sanctions and Export Control Laws - means any applicable laws or regulations that impose economic, trade or other restrictive measures or, export, re-export licenses or other authorisations in each case issued and enforced by a Sanctions Authority.
Sanctioned Person - means:
a)any natural or legal person in any list of sanctioned persons of any Sanctions Authority (including the List of Specially Designated Nationals (SDN) and Sectorial or Sanctions Identifications (SSI) List); or
b)any natural or legal person who directly or indirectly owns fifty per cent (50%) or more, individually or in the aggregate, or otherwise controls or acts for or on behalf of any one or several person(s) designated under (a) above.”

8.SUPPORT MATTERS
8.1Certain Delivery Letter Agreements contain [***]

9.[***]
9.1This Amendment is being entered into by the Parties [***]

9.2Except as otherwise provided for in Clause 8.1 of this Amendment, this Amendment shall [***].

10.EFFECT OF AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its previous terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both Parties agree that this Amendment will constitute an integral, non-severable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

11.MISCELLANEOUS
This Amendment is subject to the provisions of Clauses 21, 22.6 and 22.11 of the Agreement.

12.COUNTERPARTS
This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By: /s/ Benoît de Saint-Exupery

Name: Benoît de Saint-Exupery

Title: EVP, Sales

Frontier Airlines, Inc.

By: /s/ Howard Diamond
Name: Howard Diamond
Title: EVP, Legal

Appendix A to Amendment No. 19

Appendix B to Amendment No. 19

Delivery Schedule Table

Appendix C to Amendment No. 19